LIMITED GUARANTY AGREEMENT

     This LIMITED GUARANTY AGREEMENT (this "Guaranty") is made as of December 18, 1996, by SONESTA INTERNATIONAL HOTELS CORPORATION., a New York corporation ("Guarantor"), in favor of SUNAMERICA LIFE INSURANCE COMPANY, an Arizona corporation ("Lender").


     1. Loan and Note. This Guaranty is executed in connection with a $22,880,000.00 loan ("Loan") made by Lender to Roger P. Sonnabend, Peter J. Sonnabend, and Boy A.J. van Riel, trustees of the Charterhouse of Cambridge Trust, and not individually, under a Declaration of Trust dated December 27, 1963 and recorded at Middlesex South Deeds Book 11160, Page 340, as amended by Amendment of Declaration of Trust dated July 8, 1966 and recorded at Middlesex South Deeds Book 11160, Page 359 ("Charterhouse"), and Sonesta of Massachusetts, Inc., a Massachusetts corporation ("Sonesta," and, together with Charterhouse, collectively, "Borrower"). The Loan is (a) evidenced by a Promissory Note of even date herewith in the original principal amount of the Loan ("Note"), and
(b) secured by, among other things, a Mortgage, Security Agreement, Fixture Filing, Financing Statement and Assignment of Leases and Rents of even date herewith granted by Borrower for the benefit of Lender ("Mortgage," and, together with the Note and all other documents evidencing and/or securing the Loan, "Loan Documents") covering certain real property commonly known as the Royal Sonesta Hotel, Cambridge, Massachusetts and more particularly described in the Mortgage. All capitalized terms used herein without definition shall have the meanings given to such terms in the Mortgage.

     2. Purpose and Consideration. The execution and delivery of this Guaranty by Guarantor is a condition to Lender's willingness to make the Loan to Borrower, is made in order to induce Lender to make the Loan, and is made in recognition that Lender will be relying upon this Guaranty in making the Loan and performing any other obligations it may have under the Loan Documents. Guarantor is the sole beneficiary of Charterhouse and the sole shareholder of Sonesta, and, accordingly, acknowledges that Guarantor will receive material direct and indirect benefit from Lender making the Loan to Borrower.

     3. Guaranty. Guarantor hereby guarantees absolutely, primarily, and irrevocably, payment and performance of all obligations of Borrower under the Loan Documents for which Borrower incurs personal liability to Lender under the exceptions to the non-recourse provisions described in Section 9.4 of the Mortgage and Section 18 of the Note (collectively, the "Obligations").

     4. Guaranty is Independent and Absolute. The obligations of Guarantor hereunder are independent of the obligations of Borrower and of any other person who may become liable with respect to the Obligations. Guarantor is jointly and severally liable with Borrower and with any other guarantor for the full and timely payment and performance of all of the Obligations. Guarantor expressly agrees that a separate action or actions may be brought and prosecuted against Guarantor (or any other guarantor), whether or not any action is brought against Borrower, any other guarantor or any other person for any Obligations guaranteed hereby and whether or not Borrower, any other guarantor or any other persons are joined in any action against Guarantor. Guarantor further agrees that Lender shall have no obligation to proceed against any security for the Obligations prior to enforcing this Guaranty against Guarantor, and that Lender may pursue or omit to pursue any and all rights and remedies Lender has against any person or with respect to any security in any order or simultaneously or in any other manner. All rights of Lender and all obligations of Guarantor hereunder shall be absolute and unconditional irrespective of (a) any lack of validity or enforceability of the Note or any other Loan Document, and (b) any other circumstances which might otherwise constitute a defense available to, or a discharge of Borrower in respect of, the Obligations.

     5. Authorizations to Lender. Guarantor authorizes Lender, without notice or demand and without affecting Guarantor's liability hereunder, from time to time
(a) to renew, extend, accelerate or otherwise change the time for payment of, change, amend, alter, cancel, compromise or otherwise modify the terms of the Note, including increasing the rate or rates of interest thereunder agreed to by Borrower, and to grant any indulgences, forbearances, or extensions of time; (b) to renew, extend, change, amend, alter, cancel, compromise or otherwise modify any of the terms, covenants, conditions or provisions of any of the Loan Documents or any of the Obligations; (c) to apply any security and direct the order or manner of sale thereof as Lender, in Lender's discretion, may determine; (d) to proceed against Borrower,

Guarantor or any other guarantor with respect to any or all of the Obligations without first foreclosing against any security therefor; (e) to exchange, release, surrender, impair or otherwise deal in any manner with, or waive, release or subordinate any security interest in, any security for the Obligations; (f) to release or substitute Borrower, any other guarantors, endorsers, or other parties who may be or become liable with respect to the Obligations, without any release being deemed made of Guarantor or any other such person; and (g) to accept a conveyance or transfer to Lender of all or any part of any security in partial satisfaction of the Obligations, or any of them, without releasing Borrower, Guarantor, or any other guarantor, endorser or other party who may be or become liable with respect to the Obligations, from any liability for the balance of the Obligations.

     6. Application of Payments Received by Lender. Any sums of money Lender receives from or for the account of Borrower may be applied by Lender to reduce any of the Obligations or any other liability of Borrower to Lender, as Lender in Lender's discretion deems appropriate.

     7. Waivers by Guarantor. In addition to all waivers expressed in any of the Loan Documents, all of which are incorporated herein by Guarantor, Guarantor hereby waives (a) presentment, demand, protest and notice of protest, notice of dishonor and of non-payment, notice of acceptance of this Guaranty, and diligence in collection; (b) notice of the existence, creation, or incurring of any new or additional Obligations under or pursuant to any of the Loan Documents; (c) any right to require Lender to proceed against, give notice to, or make demand upon Borrower; (d) any right to require Lender to proceed against or exhaust any security or to proceed against or exhaust any security in any particular order; (e) any right to require Lender to pursue any remedy of Lender; (f) any right to direct the application of any security held by Lender;
(g) any right of subrogation or to enforce any remedy which Lender may have against Borrower and any right to participate in any security now or hereafter held by Lender and any right to reimbursement from the Borrower for amounts paid to Lender by Guarantor; (h) benefits, if any, of Guarantor under any anti-deficiency statutes or single-action legislation; (i) any defense arising out of any disability or other defense of Borrower, including bankruptcy, dissolution, liquidation, cessation, impairment, modification, or limitation, from any cause, of any liability of

Borrower, or of any remedy for the enforcement of such liability; (j) any statute of limitations affecting the liability of Guarantor hereunder; (k) any right to plead or assert any election of remedies by Lender; and (l) any other defenses available to a surety under applicable law.

     8.   Subordination   by  Guarantor.   Guarantor   hereby  agrees  that  any
indebtedness of Borrower to Guarantor, whether now existing or hereafter created, shall be and is hereby subordinated to the indebtedness of Borrower to Lender under the Loan Documents. At any time during which a Default or Event of Default exists, Guarantor shall not accept or seek to receive any amounts from Borrower on account of any indebtedness of Borrower to Guarantor.

     9. Bankruptcy Reimbursements. Guarantor hereby agrees that if any amounts paid to Lender by Borrower or any other party liable for payment and satisfaction of the Obligations (other than Guarantor) are recovered from Lender in any bankruptcy proceeding, Guarantor shall reimburse Lender immediately on demand for all amounts so recovered from Lender (together with interest thereon at the default rate set forth in the Note from the date ten (10) days following demand therefor until paid), and, for this purpose, this Guaranty shall survive repayment of the Loan. Without limiting the foregoing, Guarantor shall pay all costs and expenses incurred by Lender in connection with any bankruptcy proceeding of Borrower, Guarantor or any other party liable for payment and satisfaction of the Obligations, including attorneys' fees and expenses.

     10. Jurisdiction and Venue. Guarantor hereby submits itself to the jurisdiction and venue of any state court located in Middlesex County, Massachusetts, or federal court located in the Commonwealth of Massachusetts in connection with any action or proceeding brought for enforcement of Guarantor's obligations hereunder, and hereby waives any and all personal or other rights under the law of any other country or state to object to jurisdiction within such locations, for purposes of litigation to enforce such obligations. Guarantor agrees that service of process upon Guarantor shall be complete upon delivery thereof in any manner permitted by law.

     11. Financial Statements. In addition to those obligations set forth in any of the Loan Documents, for so long as any of the Obligations remain unsatisfied, within one hundred twenty (120) days after the end of each calendar year, Guarantor shall furnish to Lender such financial statements of Guarantor for such calendar year as Lender may request, in such detail as Lender may request, certified by Guarantor as being true and correct in all respects. Guarantor shall also furnish to Lender copies of his federal and state income tax returns for the preceding year within ten (10) days of the filing thereof with the appropriate governmental agencies.

     12. Assignability. This Guaranty shall be binding upon Guarantor and Guarantor's heirs, representatives, successors, and assigns and shall inure to the benefit of Lender and Lender's successors and assigns. This Guaranty shall follow the Note and other Loan Documents which are for the benefit of Lender, and, in the event the Note and other Loan Documents are negotiated, sold, transferred, assigned, or conveyed by Lender in whole or in part, this Guaranty shall be deemed to have been sold, transferred, assigned, or conveyed by Lender to the holder or holders of the Note and other Loan Documents, with respect to the Obligations contained therein, and such holder or holders may enforce this Guaranty as if such holder or holders had been originally named as Lender hereunder.

     13. Payment of Costs of Enforcement. In the event any action or proceeding is brought to enforce this Guaranty, Guarantor shall pay all costs and expenses of Lender in connection with such action or proceeding, including, without limitation, all reasonable attorneys' fees incurred by Lender.

     14. Notices. Any notice required or permitted to be given by Guarantor or Lender under this Guaranty shall be in writing and will be deemed given (a) upon personal delivery, (b) on the first business day after receipted delivery to a courier service which guarantees next-business day delivery, or (c) on the fifth
(5th) business day after mailing, by registered or certified United States mail, postage prepaid, in any case to the appropriate party at its address set forth below:

                           If to Guarantor:

                           Sonesta International Hotels Corporation
                           200 Clarendon Street, 41st Floor
                           Boston, Massachusetts  02116
                           Attn:  Office of the Treasurer

                           with a copy to:

                           Burns & Levinson
                           125 Summer Street
                           Boston, Massachusetts  02110
                           Attn:  Steven L. Charlip, Esq.

                           If to Lender:

                           SunAmerica Life Insurance Company
                           1 SunAmerica Center
                           Century City
                           Los Angeles, California 90067-6022
                           Attn:  Director-Mortgage Lending and Real Estate

Either party may change such party's address for notices or copies of notices by giving notice to the other party in accordance with this Section 14.

     15. Reinstatement of Obligations. If at any time all or any part of any payment made by Guarantor or received by Lender from Guarantor under or with respect to this Guaranty is or must be rescinded or returned for any reason whatsoever (including, but not limited to, the insolvency, bankruptcy or reorganization of any Guarantor), then the obligations of Guarantor hereunder shall, to the extent of the payment rescinded or returned, and to the extent permitted by law, be deemed to have continued in existence, notwithstanding such previous payment made by Guarantor, or receipt of payment by Lender, and the obligations of Guarantor hereunder shall continue to be effective or be reinstated, as the case may be, as to such payment, all as though such previous payment by Guarantor had never been made.

     16. Severability of Provisions. If any provision hereof or of any other Loan Document shall, for any reason and to any extent, be invalid or unenforceable, then the remainder of the document in which such provision is set forth, the application of the provision to other persons, entities or circumstances, and any other document referred to herein shall not be affected thereby but instead shall be enforceable to the maximum extent permitted by law.

     17. Waiver. Neither the failure of Lender to exercise any right or power given hereunder or to insist upon strict compliance by Borrower, Guarantor, any other guarantor, or any other person with any of its obligations set forth herein or in any of the Loan Documents, nor any practice of Borrower or Guarantor at variance with the terms hereof or of any Loan Documents, shall constitute a waiver of Lender's right to demand strict compliance with the terms and provisions of this Guaranty.

     18. Certain Waivers. GUARANTOR, BY SIGNING THIS GUARANTY, AND LENDER, BY ACCEPTING IT, EACH KNOWINGLY, IRREVOCABLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHT EITHER MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY ACTION, PROCEEDING OR COUNTERCLAIM BASED ON THIS GUARANTY, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS GUARANTY OR ANY LOAN DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENT (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY HERETO. THIS PROVISION IS A MATERIAL INDUCEMENT FOR LENDER AND GUARANTOR ENTERING INTO THE SUBJECT LOAN TRANSACTION.

     19. Applicable Law. This Guaranty and the rights and obligations of the parties hereunder shall be governed by and interpreted in accordance with the laws of the Commonwealth of Massachusetts.

     IN WITNESS WHEREOF, Guarantor has executed this Guaranty as of the day and year first above written.

                                            GUARANTOR:

                                            SONESTA INTERNATIONAL HOTELS
                                            CORPORATION, a New York
                                            corporation


                                            By:/s/
                                               --------------------------------
                                               Peter J. Sonnabend
                                               Vice President

                          COMMONWEALTH OF MASSACHUSETTS

STATE OF MASSACHUSETTS  )
                        ) ss.                               December ____, 1996
COUNTY OF SUFFOLK       )

     Then personally appeared the above-named Peter J. Sonnabend, Vice President of Sonesta International Hotels Corporation, a New York corporation, and acknowledged the foregoing instrument to be the free act and deed of Peter J. Sonnabend and the corporation before me.


                                    -----------------------------------
                                    Notary Public
                                    My commission expires _____________